Exhibit 10.1

REDDING BANK OF COMMERCE

Amendment to the Salary Continuation Agreements

REDDING BANK OF COMMERCE

AMENDMENT TO THE

SALARY CONTINUATION AGREEMENTS

On March 21, 2017, the Board of Directors of Redding Bank of Commerce approved an amendment to Section 1.5 B. of certain salary continuation agreements to correct a scrivener’s error.

The final sentence of Section 1.5 B. of certain salary continuation agreements has been amended and restated to read:

“A Change in the Ownership of the Relevant Corporation occurs only when there is a transfer of stock of the Relevant Corporation (or issuance of stock of the Relevant Corporation) and stock in the Relevant Corporation remains outstanding after the transaction.”

The amendment is applicable to the following agreements:

Document	Form	SEC File No.	Original Exhibit No.	Filing Date
Amended and Restated Salary Continuation Agreement with Randall S. Eslick, dated November 19, 2013	10-K	000-25135	10.10	3/11/2014
Amended and Restated Salary Continuation Agreement with Samuel D. Jimenez, dated December 17, 2013	10-K	000-25135	10.12	3/11/2014
Amended and Restated Salary Continuation Agreement with Robert J. O’Neil, dated December 17, 2013	10-K	000-25135	10.16	3/11/2014
Salary Continuation Agreement with Robert H. Muttera, dated January 17, 2014	10-K	000-25135	10.18	3/11/2014